Exhibit 10.24

CONFORMED COPY

SECOND AMENDMENT TO THE SERIES 2005-2 SUPPLEMENT

This SECOND AMENDMENT (this “Amendment”), dated as of May 9, 2007, amends the Amended and Restated Series 2005-2 Supplement (the “Series 2005-2 Supplement”), dated as of March 22, 2005, as amended by the First Amendment thereto, dated as of December 23, 2005, and is between AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC (formerly known as Cendant Rental Car Funding (AESOP) LLC), a special purpose limited liability company established under the laws of Delaware (“ABRCF”) and THE BANK OF NEW YORK TRUST COMPANY, N.A. (as successor in interest to The Bank of New York), a national banking association, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2005-2 Noteholders and the Surety Provider (in such capacity, the “Series 2005-2 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between ABRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2005-2 Supplement, as applicable.

WITNESSETH:

WHEREAS, pursuant to Section 12.2(i) of the Base Indenture, an amendment to any Supplement requires the consent of ABRCF, the Trustee and each affected Noteholder of the applicable Series of Notes;

WHEREAS, pursuant to Section 6.11 of the Series 2005-2 Supplement, the Surety Provider is deemed to be the sole holder of the Series 2005-2 Notes for the purpose of giving all consents, waivers and approvals under the Series 2005-2 Supplement and the Base Indenture on behalf of the Series 2005-2 Notes;

WHEREAS, ABRCF has requested the Trustee, the Series 2005-2 Agent and the Surety Provider to, and, upon the effectiveness of (i) this Amendment and (ii) the letter (the “Consent Letter”), dated as of the date hereof, among ABRCF and the Surety Provider, ABRCF, the Trustee, the Series 2005-2 Agent and the Surety Provider have agreed to, amend certain provisions of the Series 2005-2 Supplement as set forth herein;

WHEREAS, the parties desire to amend the Series 2005-2 Supplement (1) to increase the Series 2005-2 Maximum Non-Program Vehicle Percentage and (2) to reflect the name change of certain entities; and

WHEREAS, ABRCF has requested the Trustee, the Series 2005-2 Agent and each Noteholder to, and, upon this Amendment becoming effective, ABRCF, the Trustee, the Series 2005-2 Agent and the Surety Provider voting as the sole Noteholder have agreed to, amend certain provisions of the Series 2005-2 Supplement as set forth herein;

NOW, THEREFORE, it is agreed:

1. The Series 2005-2 Supplement is hereby amended by (i) replacing the term “Cendant Car Rental Group, LLC” with “Avis Budget Car Rental, LLC”, (ii) replacing the term “CCRG” with “ABCR”, (iii) replacing the term “Cendant Rental Car Funding (AESOP) LLC” with “Avis Budget Rental Car Funding (AESOP) LLC”, and (iv) replacing the term “CRCF” with “ABRCF” in each place such terms appear.

2. The following defined term, as set forth in Article I(b) of the Series 2005-2 Supplement, is hereby amended and restated in its entirety as follows:

“Series 2005-2 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, 60%; provided that the Series 2005-2 Maximum Non-Program Vehicle Percentage as of any date of determination shall be increased by a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by each Bankrupt Manufacturer and each other Manufacturer with respect to which a Manufacturer Event of Default has occurred and leased as of such date under the AESOP I Operating Lease or the Finance Lease as of such date and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.

3. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2005-2 Supplement.

4. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following has occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) all certificates and opinions of counsel required under the Base Indenture shall have been delivered to the Trustee and (iv) the Surety Provider, as the Requisite Noteholders, shall have executed the Consent Letter consenting hereto.

5. From and after the Amendment Effective Date, all references to the Series 2005-2 Supplement shall be deemed to be references to the Series 2005-2 Supplement as amended hereby.

6. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

AVIS BUDGET RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/: Karen C. Sclafani
	Name:	Karen C. Sclafani
	Title:	Executive Vice President and Assistant Secretary

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee and Series 2005-2 Agent

By:	/s/: Marian Onischak
	Name:	Marian Onischak
	Title:	Vice President